UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

November 19, 2014

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced on November 14, 2014, Lipocine Inc. (the “Company”) terminated the employment of Dr. Srinivasan Venkateshwaran, Chief Technology Officer and Vice President Research & Development, and Gerard Simmons, Corporate Business Development Officer (each, a “Departed Officer”) .

In connection with the termination of Dr. Venkateshwaran, the Company terminated the executive employment agreement by and between the Company and Dr. Venkateshwaran. The Company also entered into a separation and release agreement between the Company and Dr. Venkateshwaran (the “Venkateshwaran Agreement”) dated November 19, 2014. The Venkateshwaran Agreement provides for Dr. Venkateshwaran to receive a one-time severance payment of $142,526.40, in consideration for which Dr. Venkateshwaran, among other things, released the Company and its affiliates from any claims arising prior to or as a consequence of his termination. Dr. Venkateshwaran will also receive a one-time payment of $28,384.41 for earned paid time off. The Venkateshwaran Agreement also contains certain covenants, including, among others, covenants not to solicit any of the employees of the Company for a period of two years, not to disparage the Company and its affiliates, and to keep the Company’s information confidential. The Venkateshwaran Agreement remains subject to revocation by Dr. Venkateshwaran for 7 days following November 19, 2014. The foregoing summary of the terms and conditions of the Venkateshwaran Agreement is not complete and is qualified in its entirety by the text of the Venkateshwaran Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

In connection with the termination of Mr. Simmons, the Company terminated the executive employment agreement by and between the Company and Mr. Simmons. The Company also entered into a separation and release agreement between the Company and Mr. Simmons (the “Simmons Agreement”) dated November 18, 2014. The Simmons Agreement provides for Mr. Simmons to receive a one-time severance payment of $92,351.04, in consideration for which Mr. Simmons, among other things, released the Company and its affiliates from any claims arising prior to or as a consequence of his termination. Mr. Simmons will also receive a one-time payment of $33,766.18 for earned paid time off. The Simmons Agreement also contains certain covenants, including, among others, covenants not to solicit any of the employees of the Company for a period of two years, not to disparage the Company and its affiliates, and to keep the Company’s information confidential. The Simmons Agreement remains subject to revocation by Mr. Simmons for seven days following November 18, 2014. The foregoing summary of the terms and conditions of the Simmons Agreement is not complete and is qualified in its entirety by the text of the Simmons Agreement, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

A press release further describing these changes to our executive management team is attached hereto as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibit.

Exhibit No.	Exhibit Description
10.1	Separation and Release Agreement, dated November 19, 2014, between Lipocine Inc. and Dr. Srinivasan Venkateshwaran.
10.2	Separation and Release Agreement, dated November 18, 2014 between Lipocine Inc. and Gerald T. Simmons.
10.3	Executive Employment Agreement, dated January 7, 2014, by and between Lipocine Inc. and Dr. Srinivasan Venkateshwaran. Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed January 7, 2014.
10.4	Executive Employment Agreement, dated January 7, 2014, by and between Lipocine Inc. and Gerald Simmons. Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed January 7, 2014.
99.1	Press Release dated November 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	November 19, 2014	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Separation and Release Agreement, dated November 19, 2014, between Lipocine Inc. and Dr. Srinivasan Venkateshwaran.
10.2	Separation and Release Agreement, dated November 18, 2014 between Lipocine Inc. and Gerald T. Simmons.
10.3	Executive Employment Agreement, dated January 7, 2014, by and between Lipocine Inc. and Dr. Srinivasan Venkateshwaran. Incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed January 7, 2014.
10.4	Executive Employment Agreement, dated January 7, 2014, by and between Lipocine Inc. and Gerald Simmons. Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed January 7, 2014.
99.1	Press Release dated November 17, 2014.